UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

TRACK GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-23153	87-0543981
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1215 W. Lakeview Court, Romeoville, Illinois 60446
(Address of principal executive offices)

(877) 260-2010
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02
Results of Operations and Financial Condition.

Track Group, Inc. (the “Company”) issued a press release today announcing its financial results for the quarter ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 for Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 7, 2018, the Company’s Board of Directors (the “Board”) appointed Karim Sehnaoui to serve as a director on the Board until the next annual meeting of stockholders or until his successor is elected and qualified. The Board’s decision to appoint Mr. Sehnaoui as a director of the Company was made in connection with ETS Limited becoming the Company’s largest shareholder of record.

Mr. Sehnaoui, age 39, is an entrepreneur and investment professional, who specializes in private equity, venture capital, and corporate finance. Currently, he serves as General Manager of the Reference Group SARL, a boutique financial advisory firm based in Geneva, Switzerland, which position he has held since October 2017, and as a Director of ETS Limited. In addition, Mr. Sehnaoui is the founder and current Managing Director of Elham Management and Investment Group, an investment firm founded in 2011 that is dedicated to sustainable strategic investing, and the founder and current board member of Comptoirs de Beyrouth. From 2012 to 2016, Mr. Sehnaoui taught graduate level finance courses as a visiting Assistant Professor at MSB Mediterranean School of Business in Tunisia. Prior to that, Mr. Sehnaoui spent several years in investment banking and private equity, serving as Chief Investment Officer and General Manager for Abu Dhabi Investment House, and Business Development Director at Ithmaar Bank. Mr. Sehnaoui currently sits as an interim member on the Supervisory Board of Fyber N.V. (FRA: FBEN), an advertising technology company. He also sits on the advisory board of several technology start-ups in the Middle East and North Africa (MENA) region. Mr. Sehnaoui holds Bachelor’s and Master’s degrees in Civil Engineering from McGill University in Montreal, Canada, and was a Global Leadership Fellow at the World Economic Forum in Geneva, Switzerland in from 2005 to 2007.

Except as disclosed in this Current Report on Form 8-K, there are no related party transactions between the Company and Mr. Sehnaoui that would require disclosure under Item 404(a) of Regulation S-K, nor are there any further arrangements or understandings in connection with the appointment of Mr. Sehnaoui to the Company's Board of Directors.

Item 8.01
Other Events.

See Item 2.02.

Item 9.01
Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACK GROUP, INC.

Date: February 8, 2018	By:	/s/ Peter K. Poli
Peter K. Poli
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated February 8, 2018